EXHIBIT 99.2



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002



         I, Eric M. Specter, the Chief Financial Officer of Charming Shoppes, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Form 10-Q of the Company for the quarterly period ended November 2, 2002 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 13, 2002

                                                     /S/ ERIC M. SPECTER
                                                     Eric M. Specter
                                                     Executive Vice President
                                                     Chief Financial Officer